Discontinued Operations	12 Months Ended
Dec. 31, 2013
Discontinued Operations [Abstract]
Discontinued Operations

3) DISCONTINUED OPERATIONS

On April 2, 2014, Outdoor Americas completed an IPO through which it sold 23.0 million shares, or approximately 19%, of its common stock for $28.00 per share. Proceeds from the IPO aggregated $615 million, net of underwriting discounts and commissions. Upon completion of the IPO, the Company owned 97.0 million shares, or approximately 81%, of Outdoor Americas.

On July 16, 2014, the Company completed the disposition of its 81% ownership of Outdoor Americas common stock through a tax-free split-off. In connection with this transaction, the Company accepted 44.7 million shares of CBS Corp. Class B Common Stock from its stockholders in exchange for the 97.0 million shares of Outdoor Americas common stock that it owned. As a result, in the second quarter of 2014, Outdoor Americas was presented as a discontinued operation in the Company's consolidated financial statements. Accordingly, amounts reported for all prior periods within the Company's consolidated financial statements and accompanying notes herein have been recast to conform to this presentation.

On September 30, 2013 the Company completed the sale of Outdoor Europe for $225 million. Outdoor Europe has been presented as a discontinued operation in the Company's consolidated financial statements for all periods presented. Included in the loss from discontinued operations of $12 million for 2013 is an after-tax charge of $110 million related to the sale of Outdoor Europe. This charge was associated with exiting an unprofitable contractual arrangement and the estimated fair value of guarantees, which historically have been intercompany but upon the closing of the transaction became third-party guarantees (See Note 14).

The following table sets forth details of the net earnings from discontinued operations for the years ended December 31, 2013, 2012 and 2011.

Year Ended December 31,	2013	2012	2011
Revenues from discontinued operations	$1,695	$1,873	$1,885
Earnings (loss) from discontinued operations	$(12)	$128	$125
Income tax provision	—	(62)	(83)
Earnings (loss) from discontinued operations, net of tax	(12)	66	42
Gain on disposal	159	—	—
Income tax provision	(6)	—	—
Gain on disposal, net of tax	153	—	—
Net earnings from discontinued operations, net of tax	$141	$66	$42

       The following table presents the major classes of assets and liabilities of the Company's discontinued operations at December 31, 2013 and 2012.

At December 31,	2013	2012
Current assets	$351	$572
Goodwill	1,866	1,926
Intangible assets	366	428
Net property and equipment	763	919
Other assets	129	148
Total Assets	$3,475	$3,993
Current liabilities	$254	$490
Other liabilities	477	532
Total Liabilities	$731	$1,022

Other liabilities of discontinued operations of $477 million and $532 million at December 31, 2013 and 2012, respectively, primarily include deferred tax liabilities related to Outdoor Americas and tax reserves related to previously disposed businesses. Also included in other liabilities of discontinued operations at December 31, 2013 is the estimated fair value of guarantee liabilities of approximately $40 million associated with the disposition of Outdoor Europe.

Outdoor Americas Indebtedness

       In January 2014, prior to the IPO, Outdoor Americas borrowed $1.60 billion through an $800 million senior secured term loan credit facility (“Term Loan”) and the issuance of $800 million of senior notes through a private placement. The senior notes are comprised of $400 million of 5.25% senior notes due 2022 and $400 million of 5.625% senior notes due 2024. The Term Loan is due in 2021 and bears interest at a rate equal to 2.25% plus the greater of LIBOR or 0.75%. The debt is guaranteed by Outdoor Americas and certain of its subsidiaries.

The debt proceeds were primarily used by the Company to repurchase shares of CBS Corp. Class B Common Stock through a $1.5 billion accelerated share repurchase transaction.